SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                              (Amendment No.   )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              SEMCO Energy, Inc.
               (Name of Registrant as Specified In Its Charter)

______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
        ______________________________________________________________________
     2) Aggregate number of securities to which transaction applies:
        ______________________________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
        ______________________________________________________________________
     4) Proposed maximum aggregate value of transaction:
        ______________________________________________________________________
     5) Total fee paid:
        ______________________________________________________________________
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ______________________________________________________________________
     2) Form, Schedule or Registration Statement No.:
        ______________________________________________________________________
     3) Filing Party:
        ______________________________________________________________________
     4) Date Filed:
        ______________________________________________________________________

                                 SEMCO ENERGY






                                       March 27, 1998



               NOTICE OF ANNUAL MEETING OF COMMON SHAREHOLDERS
                         TO BE HELD ON APRIL 21, 1998


To the Common Shareholders of SEMCO ENERGY, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of SEMCO Energy, Inc. (the Company) will be held at the WK Kellogg Auditorium, 60 West VanBuren Street, Battle Creek, Michigan (see map on back), on Tuesday,
April 21, 1998 at 2:00 p.m., for the following purposes:

          I.   To elect three members to the Board of Directors.

         II. To transact any other business which properly comes before the meeting.

     Only Common Shareholders of record on February 23, 1998 may vote at the meeting.

     Whether or not you expect to attend the meeting, please sign, date and return the accompanying proxy in the enclosed envelope, which requires no postage if mailed in the United States. If you should attend, you may vote in person, if you wish, whether or not you have sent in your proxy.

                                       By order of the Board of Directors

                                       Sherry L. Abbott, Secretary














       405 Water Street  P.O. Box 5026  Port Huron, Michigan 48061-5026
                                (810) 987-2200

                                 SEMCO ENERGY
                    405 Water Street, Port Huron, MI  48060






                               PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of SEMCO Energy, Inc. (the Company) for use at the Annual Meeting of Shareholders on Tuesday, April 21, 1998, at 2:00 p.m., to be held at the WK Kellogg Auditorium, 60 West VanBuren Street, Battle Creek, Michigan, and any adjournments. These proxy materials are being mailed to shareholders approximately March 27, 1998.

     A Shareholder giving the enclosed proxy may revoke it any time before it is voted by executing a subsequent proxy, by notice to the Company, or by voting in person at the meeting.

     The Company will bear the cost of soliciting proxies, including charges and expenses of brokerage firms and others for forwarding proxy material to beneficial owners of stock. In addition to mailings, proxies may be solicited by personal interview, telephone or otherwise by employees. The Company may also retain outside organizations to assist in soliciting proxies.

     A copy of the Company's 1997 Annual Report is enclosed.


              STOCK OUTSTANDING, VOTING RIGHTS AND VOTES REQUIRED

     Only Common Shareholders of record on February 23, 1998 (the record date) may vote at the meeting.

     The Company had approximately 13,300,000 shares of Common Stock (Common Shares) outstanding on the record date. A majority of the Common Shares constitutes a quorum.

     To the Company's knowledge, no person owns beneficially more than 5% of the Common Shares.

     The following table reflects ownership, as of March 16, 1998, by directors and executive officers.
                                                   Common            Phantom
     Name                                         Shares<F1>         Stock<F2>
     ----                                         ---------          --------
Daniel A. Burkhardt . . . . . . . . . . . . . . .     2,977              329
Robert F. Caldwell <F3> . . . . . . . . . . . . .    17,696                0
Edward J. Curtis  . . . . . . . . . . . . . . . .     1,384            4,040
Robert J. Digan, II . . . . . . . . . . . . . . .     1,074                0
John T. Ferris  . . . . . . . . . . . . . . . . .    44,069                0
Michael O. Frazer . . . . . . . . . . . . . . . .     7,335                0
Barrett Hatches . . . . . . . . . . . . . . . . .     1,329 <F5>           0
William L. Johnson  . . . . . . . . . . . . . . .    17,098 <F5>           0
Harvey I. Klein . . . . . . . . . . . . . . . . .     2,381            8,606
Stewart J. Kniff <F4> . . . . . . . . . . . . . .    21,306                0
Bruce G. Macleod  . . . . . . . . . . . . . . . .       938            1,411
Frederick S. Moore  . . . . . . . . . . . . . . .     1,918            4,698
Carl W. Porter  . . . . . . . . . . . . . . . . .     4,391 <F5>           0
Edith A. Stotler  . . . . . . . . . . . . . . . .     2,613                0
Donald W. Thomason  . . . . . . . . . . . . . . .     3,396            1,844
Common Shares of all directors and
 executive officers as a group  . . . . . . . . .   130,012 <F6>
-------------

<F1>
Each person has sole power to vote and sell the Common Shares shown, except those Shares held jointly with spouses or directly by spouses, minor children, or certain other relatives, and except as described in (4) below. This column also includes Common Shares for Mr. Hatches (1,166); Mr. Johnson (6,666); Mr. Porter (2,333); and each non-employee director (333), except Mr. Kniff, which may be acquired pursuant to stock options within 60 days.
<F2>
Phantom Stock has a value equal to Common Shares, but Phantom Stock has no voting rights or other shareholder rights (see "Director Compensation" below for further information concerning Deferred Compensation and Phantom Stock Purchase Agreements). Therefore, Phantom Stock suffers all the risks, and enjoys all the rewards, of changes in the price of Common Shares.
<F3>
Mr. Caldwell resigned effective June 20, 1997.
<F4>
Mr. Kniff was elected by the Board on February 28, 1998 to fill the vacancy created by Mr. Frank Andreoni's death in December 1997. Mr. Andreoni was Chairman of the Board. In August 1997, the Company purchased Sub-Surface Construction Co. from Mr. Kniff. Mr. Kniff continues as a consultant with the Company.
<F5>
Includes Common Shares held by the Employee Stock Ownership Trust as follows:

          Name                                         Common Shares
          ----                                         -------------
     Barrett Hatches . . . . . . . . . . . . . . . . .      130
     William L. Johnson  . . . . . . . . . . . . . . .      182
     Carl W. Porter  . . . . . . . . . . . . . . . . .      174
     All directors, nominees and executive
       officers as a group . . . . . . . . . . . . . .      486

These officers may vote these Common Shares, but cannot sell them.
<F6>
Less than one percent of outstanding Common Shares.

                     RESPECTING THE ELECTION OF DIRECTORS

     Common Shareholders are entitled to cumulative voting for directors. Each Common Shareholder may cast a number of votes equal to the number of Common Shares owned multiplied by the number of directors to be elected. Votes may be cast for a single nominee or distributed among nominees.

     The Articles of Incorporation provide for three classes of directors.
The term of office of each class is three years and the term of one class expires each year. The Bylaws provide for a Board with eleven members. Approximately one-third of the Board will be elected at each Annual Meeting of Shareholders. A vacancy can be filled by a vote of the shareholders or by the Board.

     Three directors are to be elected at this Annual Meeting. Proxies are being solicited to vote for the election of the following three persons:

                              William L. Johnson
                               Bruce G. Macleod
                              Donald W. Thomason

     The Board does not expect that any nominee will become unavailable. Should that occur, however, proxies will be voted for another person selected by the Board.

     The persons named in the enclosed proxy reserve the right to vote proxies cumulatively, but do not intend to do so unless other persons are nominated at the meeting. As shown on the proxy, shareholders may direct that their shares be voted for less than all three of the above-named nominees.

                          INFORMATION ABOUT DIRECTORS
         Name, Position with the Company<F1> and                                                    Director
       Business Experience During Past Five Years                                    Age             Since
       ------------------------------------------                                    ---            --------
NOMINEES (terms expiring 2001)
------------------------------

William L. Johnson . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    55              1996
   Chairman of the Board of Directors since December 1997 and President and
   Chief Executive Officer since May 1996; Chief Executive Officer, Northern
   Pipeline Construction Company, Kansas City, Missouri, from 1994 to May 1996;
   President, Gas Service Division, Western Resources, Inc., Topeka, Kansas,
   from 1990 to 1994.

Bruce G. Macleod . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    45              1997
   Chief Executive Officer of Beacon Home Direct, Inc., a computer commerce product home delivery business, since 1997; Chief Operating Officer of
   The Jel Sert Company, a global manufacturer and marketer of food and beverage products, from 1995 to 1997; President of various businesses of The Quaker
   Oats Company, a manufacturer and marketer of food and beverage products to retail, from 1983 to 1995.

Donald W. Thomason . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    54              1995
   Executive Vice President - Corporate Services and Technology of the Kellogg
   Company.

OTHER DIRECTORS (for terms expiring 1999)
-----------------------------------------

Daniel A. Burkhardt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    50              1993
   Associated with Edward Jones, a securities brokerage firm, since 1978;
   Principal in Investment Banking Department of Jones; Member of Jones'
   Investment Policy Committee; Director of: Essex County Gas Co., Mid-America
   Realty Investments, Inc. and St. Joseph Light & Power Co.

Edward J. Curtis . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    55              1995
   President of E.J. Curtis Associates, Inc., a professional management consulting firm; Director of Essex County Gas Co.

Harvey I. Klein  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    58              1993
   President of Global Strategies Group L.C., a private consulting firm, since
   1995.  Retired from Ford Motor Company in January 1995.  Held positions of increasing responsibility with the last position being Manager of Advanced
   Vehicle/Safety and Fuel Economy Planning.

Stewart J. Kniff . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    67              1998
   Managing Member of Utility Construction Consultants, L.L.C., a Michigan
   limited liability company, since 1997; President and owner of Sub-Surface
   Construction Co., a Michigan construction company whose assets were purchased in August 1997 by SEMCO Energy Construction Co., a subsidiary of SEMCO Energy,
   Inc., from 1985 to August 1997.

OTHER DIRECTORS (terms expiring 2000)
-------------------------------------

John T. Ferris . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    47              1994
   Senior Partner in law firm of Ferris & Schwedler, P.C. in Bad Axe, Michigan, former prosecutor for Huron County, Michigan.

Michael O. Frazer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    59              1986
   Attorney practicing in Battle Creek, Michigan.

Frederick S. Moore . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    59              1995
   President and Chairman of DSLT Inc., a holding company with subsidiaries serving the food service industry and engaging in the real estate development business.

Edith A. Stotler . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    51              1987
   Partner, Stotler Grain Company; President, Homer Grain Company.
_________________

<F1>
Other than Mr. Johnson and Mr. Kniff, each director's and nominee's principal employment is and has been with a company not affiliated with SEMCO.

                     COMMITTEES OF THE BOARD OF DIRECTORS

     Audit Committee members are Mr. Curtis, Chairman, and Messrs. Frazer, Macleod and Moore. The committee held 3 meetings in 1997. The committee reviews the independent public accountants' reports and audit findings, the scope and plans for future audit programs, annual financial statements, accounting and financial controls and compliance with codes of conduct. The committee also recommends the choice of independent public accountants to the full Board.

     Compensation Committee members are Mr. Thomason, Chairman, Messrs. Ferris and Klein and Ms. Stotler. The committee held 7 meetings in 1997. The committee recommends compensation of executive officers and directors to the full Board.

     Finance Committee members are Ms. Stotler, Chairperson, and Messrs. Burkhardt, Moore and Thomason. The committee was formed in 1997 and held 1 meeting. The committee serves as liaison between management and the Board on important financial transactions and financial policy matters.

     In 1997, the Nominating and Corporate Governance Committee members were Mr. Klein, Chairman, Messrs. Burkhardt and Moore and Ms. Stotler. The committee held 7 meetings in 1997. The committee recommends directors to serve on Board committees, candidates to fill Board vacancies, director candidates for shareholder approval, personal qualifications criteria for Board membership and general criteria regarding committee composition. The committee also ensures that the Articles of Incorporation, Bylaws and Board of Directors and its processes are structured in a way that best serve the Company and its shareholders. Recommendations by shareholders of candidates for Board membership will be considered by the committee and should be sent to the committee at 405 Water Street, Port Huron, Michigan 48060.

     The Board held 12 meetings during 1997. Each director attended 75% or more of the aggregate of (1) Board meetings and (2) meetings held by committees on which he or she served.

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

     The following executive officers had salary and bonus exceeding $100,000 in 1997.
                                                                                       Common
                                                                     Other Annual       Share       All Other
Name and Principal Position        Year   Salary<F1>   Bonus<F2>   Compensation<F3>  Options<F4>  Compensation
---------------------------        ----   ----------   ---------   ----------------  -----------  ------------
William L. Johnson, President
  and CEO . . . . . . . . . . . .  1997    $233,077    $175,500        $3,643          50,000     $  6,843<F5>
                                   1996    $130,846    $  8,500        $3,643          15,000     $ 71,275<F6>

Carl W. Porter, Senior Vice
  President and COO . . . . . . .  1997    $170,354    $ 81,726        $    0           7,000     $  8,851<F7>

Robert F. Caldwell, Executive
  Vice President and CFO<F8>  . .  1997    $118,610    $  2,047        $  877           7,000     $213,333<F9>
                                   1996    $183,400    $ 27,047        $  877               0     $    659<F10>
                                   1995    $183,115    $ 40,869        $1,024               0     $  2,768<F11>

Barrett Hatches, Vice President
  of Human Resources  . . . . . .  1997    $ 88,125    $ 40,058        $    0           3,500     $ 54,368<F12>

Robert J. Digan, II, Senior
  Vice President and CFO  . . . .  1997    $ 70,769    $ 92,400        $    0           7,000     $ 51,989<F13>

____________________

<F1>
Actual salary earned during the year.  Mr. Johnson began employment on May 1, 1996.  Mr. Porter began employment in July 1996, but did not earn more than $100,000 in 1996.  Mr. Hatches began employment in February
1997 and Mr. Digan began employment in July 1997.
<F2>
Bonuses earned during the year pursuant to the short-term incentive plan (but paid in following year) and bonus paid to reimburse the premium of a life insurance policy.  Mr. Caldwell was paid a $25,000 bonus in 1996 for serving as interim president from January 18, 1996 to May 1, 1996.
<F3>
Bonus to pay taxes relating to life insurance premium discussed in preceding note.
<F4>
Number of Common Shares underlying stock-option awards at date of grant.
<F5>
Company contribution to Employee Stock Ownership Trust ($3,042) and term life insurance ($3,801).
<F6>
Moving expenses ($69,939) and term life insurance ($1,336).
<F7>
Moving expenses ($4,778), Company contribution to Employee Stock Ownership Trust ($3,042) and term life insurance ($1,031).
<F8>
Mr. Caldwell resigned effective June 20, 1997.
<F9>
Amount paid or to be paid Mr. Caldwell pursuant to his severance agreement ($210,690), Company contribution to
Employee Stock Ownership Trust ($2,255) and term life insurance ($388).
<F10>
Term life insurance.
<F11>
Company contribution to Employee Stock Ownership Trust ($2,311) and term life insurance ($457).
<F12>
Moving expenses ($51,823), Company contribution to Employee Stock Ownership Trust ($2,272) and term life insurance ($273).
<F13>
Moving expenses ($51,772) and term life insurance ($217).

Option Grants in 1997
                                                                             Value When Options
                       Number of     % of                                    Expire if 5% or 10%
                        Common       Total                                   Annual Stock Price
                        Shares      Options                                   Appreciation from     Value of
                      Underlying  Granted to   Exercise                         Date of Grant      Options at
                        Options    Employees     Price      Expiration      --------------------  December 31,
      Name              Granted     in 1997   ($/Sh.)<F1>    Date<F2>        5%<F3>      10%<F3>    1997<F4>
      ----              -------     -------   -----------    --------       --------     -------    --------
William L. Johnson . .   30,000      26.0%      $18.875   January 3, 2007   $356,112    $902,457    $4,693
William L. Johnson . .   20,000      17.4%      $18.000      May 1, 2007    $226,402    $573,747    $2,500
Carl W. Porter . . . .    7,000       6.1%      $18.000      May 1, 2007    $ 79,241    $200,812    $  875
Robert F. Caldwell . .    7,000       6.1%      $18.000      May 1, 2007    $ 79,241    $200,812    $    0<F5>
Barrett Hatches  . . .    3,500       3.0%      $18.000      May 1, 2007    $ 39,620    $100,406    $  437
Robert J. Digan, II  .    7,000       6.1%      $16.750     July 21, 2007   $ 73,738    $186,866    $9,625<F6>
__________________

<F1>
The exercise price is the market price of the Common Shares at the time options were granted.
<F2>
The options for 30,000 Common Shares granted to Mr. Johnson will become exercisable January 3, 2000.  One-third of all other options become exercisable each of the three years following the date granted.  Each option expires ten years after it was granted.
<F3>
These two columns show what the value of the options would be after ten years if the market price of the Common
Shares increased 5% or 10% each year for the ten years from the date the options were granted until the options expired.  This table is required by the Securities and Exchange Commission and does not mean that the Company predicts that these options will have any such value nor that the market price of Common Shares will increase by any specific amount.  The actual value that these options will have depends entirely on increases or decreases in the market price of Common Shares and when the options are exercised.
<F4>
Based on the last trade price of Common Shares on December 31, 1997 of $18.125.  The number of Common Shares and exercise price will change if there is a stock dividend, stock split or similar action which requires an adjustment to maintain the value of the option.  For example, Mr. Johnson was awarded an option to purchase
30,000 Common Shares in January 1997 at $18.875 per share which was later adjusted for the May 1997 5% stock dividend to become an option to purchase 31,500 Common Shares at $17.976.  This type of "anti-dilution"
adjustment is common to virtually all stock options by all companies.
<F5>
Mr. Caldwell resigned before any options vested and therefore the options were forfeited.
<F6>
The exercise price of Mr. Digan's options was established, and these options were granted, when he began employment on July 21, 1997.

Options Outstanding at December 31, 1997
                            Number of Common Shares       Value of Options at
        Name                Underlying Options<F1>       December 31, 1997<F2>
        ----                -----------------------      ---------------------
William L. Johnson . . . .          67,250                      $45,166
Carl W. Porter . . . . . .           7,000                      $   875
Barrett Hatches  . . . . .           3,500                      $   437
Robert J. Digan, II  . . .           7,000                      $ 9,625
_______________

<F1>
No options were exercised in 1997.
<F2>
None of these options were exercisable in 1997.

Employment and Related Agreements

     Mr. Johnson's employment agreement provides for a severance payment if the Company terminates his employment other than for "cause" or "disability" or if Mr. Johnson resigns due to a required relocation of personal residence or a demotion in position, authority, etc. The severance payment will equal Mr. Johnson's annual salary. The Company will also continue insurance and similar benefit plans for twelve months, subject to certain limitations.

     Mr. Johnson's change-of-control employment agreement has parallel provisions except severance equals 2.99 times his annual salary.

     Mr. Kniff has a four-year consulting agreement with the Company so that he can use his expertise to help grow the utility-related construction business. Mr. Kniff will be paid $100,000 per year.

Pension Plan

                              Pension Plan Table
   Average                                        Years of Credited Service
Annual Salary        5          10          15          20          25          30           35           40
-------------     ------      ------      ------      ------      ------      ------      -------      -------
    90,000         7,875      15,750      23,625      31,500      39,375      47,250       55,125       63,000
   110,000         9,625      19,250      28,875      38,500      48,125      57,750       67,375       77,000
   130,000        11,375      22,750      34,125      45,500      56,875      68,250       79,625       91,000
   150,000        13,125      26,250      39,375      52,500      65,625      78,750       91,875      105,000
   160,000        14,000      28,000      42,000      56,000      70,000      84,000       98,000      112,000
   180,000        15,750      31,500      47,250      63,000      78,750      94,500      110,250      126,000

     The above table sets forth the estimated annual benefits payable at normal retirement age (65) under the Pension Plan. Only salary up to $160,000 is counted for the Pension in 1997. This ceiling amount is set by law and will increase over time.

     At age 65, a participant can receive an annual pension equal to 1.75% of his average annual base salary for any consecutive three years multiplied by years of credited service after October 31, 1970. These benefits are not subject to any deduction for Social Security or other offset. Base salary does not include bonuses, etc.

     As of January 1, 1998, Mr. Johnson and Mr. Porter each had 1 year of credited service. Messrs. Digan and Hatches had less than one year of credited service.

Supplemental Pension

     Each named executive officer is a party to an Executive Security Agreement which provides for additional retirement benefits for 15 years. If the executive officer retires at age 65, yearly payments will equal 50% of his last base salary. An executive officer retiring before age 65, but after 55, can receive from 30% (age 55) to 48% (age 64) of base salary.

     This new Executive Security Agreement effective in the first quarter of 1998 replaces certain benefits previously provided. These replaced benefits include bonuses for a life insurance policy disclosed in the Bonus column of the above Summary Compensation Table. Also replaced is the term life insurance reflected in the All Other Compensation column of that Table. In addition, the Company's Supplemental Retirement Plan is no longer applicable to these officers. That Plan provided pension benefits which could not be provided by the Pension Plan because of limits on the amount of compensation which can be considered by the Pension Plan when calculating an officer's benefit. The adoption of these Executive Security Agreements was part of a reconfiguration of benefits which effected a small annual expense reduction for the Company.

Director Compensation

     Mr. Johnson receives no additional compensation for service as a director nor as Chairman of the Board.  All other directors received the following during 1997:
                                                                   Stock Options
                                        Cash<F1>               ----------------------
                            --------------------------------    Number of    Year-       Medical/
                             Annual    Meeting                   Common       End        Phantom    Retirement
     Name                   Retainer     Fees    Other Fees    Shares<F2>   Vaule<F3>   Stock<F4>    Plan<F5>
     ----                   --------   -------   -----------   ----------   ---------   ---------   ----------
Frank G. Andreoni . . . .    $24,000   $13,125                   1,000        $125        $2,137      $3,000
Daniel A. Burkhardt . . .    $12,800   $14,625                   1,000        $125        $5,932      $3,000
Edward J. Curtis  . . . .    $13,600   $12,550                   1,000        $125        $3,500      $3,000
John T. Ferris  . . . . .    $12,000   $14,400                   1,000        $125        $5,932      $3,000
Michael O. Frazer . . . .    $12,800   $12,275                   1,000        $125        $5,024      $3,000
Harvey I. Klein . . . . .    $14,400   $20,525   $16,732<F6>     1,000        $125        $3,500      $3,000
Bruce G. Macleod  . . . .    $ 8,000   $ 6,000                   1,000        $125        $3,500      $2,000
Frederick S. Moore  . . .    $12,000   $16,800                   1,000        $125        $5,932      $3,000
Edith A. Stotler  . . . .    $12,000   $19,475                   1,000        $125        $2,391      $3,000
Donald W. Thomason  . . .    $13,600   $15,500                   1,000        $125        $3,500      $3,000
________________

<F1>
Under the deferred compensation and Phantom Stock Purchase Agreements, directors' cash compensation may be deferred for each upcoming year.  If deferred, compensation accrues interest at the prime rate or is treated as if it were invested in Common Shares (Phantom Stock) through the dividend reinvestment plan. Six directors are deferring some or all cash compensation for 1998, which is being used to purchase Phantom Stock.
<F2>
Under the Long-Term Incentive Plan, directors are granted options for 1,000 Common Shares each year.  Directors were granted the option to purchase 1,000 Common Shares at $18.00 per share on May 1, 1997.  One-third of these options become exercisable each year for three years and all expire May 1, 2007.
<F3>
Based on last trade price of Common Shares in 1997 ($18.125).
<F4>
Directors who were members of the Board prior to 1996 may participate in the medical program or receive Common
Shares or Phantom Stock under a Deferred Compensation and Phantom Stock Agreement as described below.
Directors who join the Board after 1995 cannot receive medical coverage, but do have the choice each year to receive Common Shares or Phantom Stock.
<F5>
Payable after leaving the Board.
<F6>
The Company formed a Search Committee in 1996 to locate a replacement CEO and negotiate an employment agreement.  As Chairman of the Search Committee, Mr. Klein received compensation in 1997 for services performed outside of Search Committee meetings during 1996.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Membership on the Compensation Committee for 1997 was as follows: Ms. Stotler and Messrs. Ferris, Klein and Thomason. None of these Committee members are Company officers or served on other Boards with Company officers. None of the Company's executive officers served on a board of directors of a company which had an employee serving on the Company's Board of Directors.


            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (CC) is responsible for recommending to the full Board the compensation of Executive Officers. The CC is composed of four non-employee directors. The CC intends to provide salary, and other non-incentive compensation, for an executive equal to the average of that paid to executives with similar experience, responsibilities and authority in a peer group including 16 other utility companies (Peer Group). Incentive plans provide each executive with an opportunity for above-average total compensation.

     All base salaries of officers, including those shown in the "Salary" column of the above Compensation Table, were approved by the CC.

     Under the Company's Short-Term Incentive Plan, Mr. Johnson is eligible for a cash bonus up to 40% of his base salary if the Company meets target earnings for the year. If the Company achieves 108% or more of target earnings, Mr. Johnson is eligible for a cash bonus up to a maximum of 72% of his base salary. Bonuses for Mr. Johnson are based on the Company's performance (80%) and on his individual performance (20%). Bonuses for other Executive Officers range from 25% of base salary if the Company achieves target earnings to 63% of base salary if the Company achieves at least 108% of target earnings. Bonuses for other Executive Officers are based on the Company's performance, their individual performance and a discretionary amount.

     In addition, under the Long-Term Incentive Plan, Mr. Johnson may be granted stock options for up to 30,000 shares each year if the Company's performance and his performance are outstanding. The Long-Term Incentive Plan was approved by the shareholders at the Annual Meeting held April 15, 1997. Awards to Mr. Johnson and other Executive Officers are based primarily on company performance. However, business unit performance and individual performance are also considered. Maximum awards to other Executive Officers range from stock options for 5,250 to 10,500 shares.

     Further detail regarding compensation is shown under "Compensation of Directors and Executive Officers."

     All decisions of the CC regarding executive compensation are reviewed by the full Board.

                                       COMPENSATION COMMITTEE

                                       Donald W. Thomason, Chairman
                                       John T. Ferris
                                       Harvey I. Klein
                                       Edith A. Stotler

                               PERFORMANCE GRAPH

     The following graph compares cumulative total returns (assuming reinvestment of dividends). The stock price performance shown is not necessarily indicative of future price performance. The graph assumes the investment of $100 in the Company's stock, the stocks representing the EDJ index and the stocks representing the S&P 500 index on December 31, 1992.

                Comparison of Five Year Cumulative Total Return
                      Among stock of SEMCO Energy, Inc.,
                               S&P 500 Index and
          Edward D. Jones & Co. Natural Gas Diversified Company Index
Measurement Period
(Fiscal Year Covered)            SEMCO Energy, Inc.              Edward D. Jones Index             S&P 500 Index
Measurement Pt-12/31/92                 $100                             $100                          $100
FYE 12/31/93                            $130                             $115                          $110
FYE 12/31/94                            $116                             $102                          $111
FYE 12/31/95                            $124                             $135                          $153
FYE 12/31/96                            $140                             $170                          $188
FYE 12/31/97                            $150                             $213                          $251



                        INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP have been the auditors for the Company and SEMCO Energy Gas Company for over forty (40) years and have been appointed by the Board of Directors to continue in that capacity during 1998. A member of Arthur Andersen LLP will be available at the Shareholders Meeting to make a statement if he so desires and to answer appropriate questions.


                             SHAREHOLDER PROPOSALS

     A proposal to be included in the proxy statement and proxy for the 1999 annual meeting of shareholders must be received at the Company's principal executive office not later than December 31, 1998.

                                OTHER BUSINESS

     Management knows of no matters other than election of directors which are to be brought before the meeting. However, if any other matters are presented for action, it is the intention of the persons named in the enclosed proxy to vote in accordance with their judgment.

     It is important that proxies be returned promptly to avoid unnecessary expenses. Therefore, all Common Shareholders (even those planning to attend the meeting) are urged, regardless of the number of Common Shares owned, to sign, date and return the enclosed proxy in the business-reply envelope, also enclosed. Shareholders attending in person may withdraw their proxies and vote in person.

                                       By order of the Board of Directors


                                       Sherry L. Abbott, Secretary

                                     [MAP]

                                   APPENDIX



Map on back cover shows general area, specific street and specific building where shareholders meeting will take place.

                                 SEMCO ENERGY



                                                  Annual Meeting to be held at

                                                         WK Kellogg Auditorium
                                                       60 West VanBuren Street
                                                  Battle Creek, Michigan 49017

                                                  April 21, 1998, at 2:00 p.m.







                            YOUR VOTE IS IMPORTANT.
      Whether or not you plan to attend, you can be sure your shares are represented at the meeting by promptly returning your completed proxy in the enclosed postage-paid envelope
                which is addressed to our tabulation service at
       Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230.



                            Detach Proxy Card Here
                                --------------
                                 SEMCO ENERGY
                    405 Water Street, Port Huron, MI  48060
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints Anthony M. Izzo and David H. Allen, or either one of them, with power of substitution in each, proxies to vote, as designated on the reverse side, all of the undersigned's shares of Common Stock of SEMCO ENERGY, INC. at the Annual Meeting of Shareholders to be held on April 21, 1998, and any and all adjournments thereof.

                                       Please date, sign exactly as name
                                       appears hereon, and mail promptly in
                                       the enclosed envelope which requires no
                                       postage if mailed in the United States.
                                       When signing as attorney, executor,
                                       administrator, trustee, guardian, etc.,
                                       give full title as such.  If shares are
                                       held jointly, both owners must sign.

                                       Dated ___________________________, 1998

                                       Signature _____________________________

                                       Signature _____________________________
                                                 (Continued on the other side)

                            Detach Proxy Card Here
                                --------------

            Properly executed proxies will be voted as marked and,
             if not marked, will be voted FOR all of the nominees.

                                        Please Mark Your Choice Like This. [X]

------------------------------------------------------------------------------
1. Election of Directors -- The Board of Directors recommends a vote FOR the nominees named below.
     (Check Only One Box)

     A.   For all nominees listed below  [  ]

     B.   For none of the nominees listed below  [  ]

     C.   For all nominees except names crossed out  [  ]

              William L. Johnson     Bruce G. Macleod     Donald W. Thomason
------------------------------------------------------------------------------
2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.
------------------------------------------------------------------------------
                    (To be Dated and Signed on Other Side)